Exhibit h.8

[                ] Shares

NUVEEN FLOATING RATE INCOME FUND

TERM PREFERRED SHARES

UNDERWRITING AGREEMENT

[            ], 2016

[            ], 2016

Morgan Stanley & Co. LLC

1585 Broadway

New York, New York 10036

Ladies and Gentlemen:

Nuveen Floating Rate Income Fund (the “Fund”), Nuveen Fund Advisors, LLC (the “Investment Adviser”) and Symphony Asset Management LLC (the “Sub-Adviser” and, together with the Investment Adviser, the “Advisers”) confirm their respective agreements with Morgan Stanley & Co. LLC (the “Underwriter”), with respect to the issue and sale by the Fund and the purchase by the Underwriter of [    ] Term Preferred Shares, Series 2019, with a liquidation preference of $1,000 per share, of the Fund (the “Securities”).

The Securities will be authorized by, and subject to the terms and conditions of, the Statement Establishing and Fixing the Rights and Preferences of Term Preferred Shares, adopted in connection with the issuance of the Securities, as amended through the date hereof (the “Statement”), and the Declaration of Trust of the Fund dated January 15, 2004, as amended (the “Declaration of Trust”) in the forms filed as exhibits to the Registration Statement (as defined herein).

The Fund understands that the Underwriter proposes to make a public offering of the Securities as soon as it deems advisable after this agreement (this “Agreement”) has been executed and delivered.

The Fund has filed with the Securities and Exchange Commission (the “Commission”) a shelf registration statement, including a base prospectus, on Form N-2 (File Nos. 333-212355 and 811-21494), covering the registration of the Securities under the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (the “1933 Act”), and a notification on Form N-8A of registration of the Fund as an investment company under the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (the “1940 Act”). Promptly after execution and delivery of this Agreement, the Fund will prepare and file a prospectus and statement of additional information in accordance with the provisions of Rule 430B (“Rule 430B”) under the 1933 Act and paragraph (c) or (h) of Rule 497 (“Rule 497”) under the 1933 Act. The information included in any such prospectus (including the statement of additional information incorporated therein by reference) that was omitted from such registration statement at the time it became effective but that is deemed to be part of such registration statement at the time it became effective pursuant to Rule 430B is referred to as “Rule 430B Information.” Each prospectus used before such registration statement became effective, and any prospectus that omitted the Rule 430B Information that was used after such effectiveness and prior to the execution and delivery of this Agreement, including in each case any statement of additional information incorporated therein by reference, is herein called a “preliminary prospectus.” The registration statement, including the exhibits thereto and schedules thereto at the time it became effective and including the Rule 430B Information and any information incorporated by reference therein is herein called the “Registration Statement.” Any registration statement filed pursuant to Rule 462(b) under the 1933 Act is herein referred to as the “Rule 462(b) Registration Statement,” and after such filing the term “Registration Statement” shall include the Rule 462(b) Registration Statement. The base prospectus included in the Registration Statement at the time it became effective is called the “Base Prospectus.” The Base Prospectus, including the preliminary prospectus supplement dated November 10, 2016, which is identified on Schedule B hereto under the caption “Time of Sale Prospectus,” is herein called the “Preliminary Prospectus.” The final prospectus in the form first filed under paragraph (c) or (h) of Rule 497, including the Base Prospectus, and furnished to the Underwriter for use in connection with the offering of the Securities, including the statement of additional information and any other information incorporated therein by reference, is herein called the “Prospectus.” For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Preliminary Prospectus or the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”).

The Fund understands that the Underwriter proposes to make an offering of the Securities on the terms and in the manner set forth herein and in the Time of Sale Prospectus (as defined herein) and agrees that the Underwriter may resell, subject to the conditions set forth herein, all or a portion of the Securities to purchasers on the terms set forth in the Time of Sale Prospectus (the first time when sales of the Securities are made is referred to as the “Time of Sale”). “Time of Sale Prospectus” means the Preliminary Prospectus together with the other information, if any, identified in Schedule B hereto under the caption Time of Sale Prospectus and any Rule 482 Statement identified on Schedule C hereto. The Fund hereby confirms that it has authorized the use of each preliminary prospectus, the Time of Sale Prospectus and the Prospectus (each as defined herein) in connection with the offer and sale of the Securities by the Underwriter.

All references in this Agreement to financial statements and schedules and other information which is “contained,” “included” or “stated” in the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus or the Prospectus, as the case may be.

SECTION 1. Representations and Warranties.

(a) Representations and Warranties by the Fund and the Advisers. The Fund and the Advisers jointly and severally represent and warrant to the Underwriter as of the date hereof, as of the Time of Sale and as of the Closing Time referred to in Section 2(b) hereof, and agree with the Underwriter, as follows:

(i) Compliance with Registration Requirements. Each of the Registration Statement and any Rule 462(b) Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act, or order of suspension or revocation of the registration of the Fund pursuant to Section 8(e) of the 1940 Act has been issued, and no proceedings for any such purpose have been instituted or are pending or, to the knowledge of the Fund or the Advisers, are contemplated by the

Commission, and any request on the part of the Commission for additional information has been complied with.

(A) Each document, if any, filed or to be filed pursuant to the Securities and Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (the “1934 Act”), or the 1940 Act and incorporated by reference in the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus or the Prospectus complied or will comply when so filed in all material respects with the 1934 Act and the 1940 Act, (B) the Registration Statement, any Rule 462(b) Registration Statement, the notification on Form N-8A and any post-effective amendments thereto at the respective times they became effective did not, and as of the Closing Time will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (C) the Time of Sale Prospectus as of the Time of Sale did not, and as of the Closing Time will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (D) any Additional Written Offering Communication (as defined herein) prepared, used or referred to by the Fund or by the Underwriter with the consent of the Fund, when considered together with the Time of Sale Prospectus, at the time of its use did not, and as of the Closing Time will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (E) the Preliminary Prospectus as of its date did not, and the Prospectus as of its date and the Closing Time will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Preliminary Prospectus, the Time of Sale Prospectus, the Prospectus or any Additional Written Offering Communication based upon information relating to the Underwriter furnished to the Fund in writing by the Underwriter expressly for use therein. The Fund hereby acknowledges that the only information that the Underwriter has furnished to the Fund expressly for use in the Preliminary Prospectus, the Time of Sale Prospectus, the Prospectus or any Additional Written Offering Communication is the statement set forth in the first sentence of the third paragraph under the caption “Underwriter” in the Time of Sale Prospectus and the Prospectus (the “Underwriter Information”).

At the respective times the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto became effective and at the Closing Time, the Registration Statement, the Rule 462(b) Registration Statement, the notification on Form N-8A and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1940 Act. Each preliminary prospectus and the Prospectus complied when so filed in all material respects with the 1933 Act and each preliminary prospectus and the Prospectus delivered to the Underwriter for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

If a Rule 462(b) Registration Statement is required in connection with the offering and sale of the Securities, the Fund has complied or will comply with the requirements of Rule 111 under the 1933 Act and Rule 3a of the Commission’s Internal and Other Procedures (“Rule 3a”) relating to the payment and the filing of the Prospectus under Rule 497, has taken all required action under the 1933 Act, the 1940 Act and the 1934 Act to make the public offering and consummate the sale of the Securities as contemplated by this Agreement.

(ii) Independent Registered Public Accounting Firm. The independent registered public accounting firm which certified the statement of assets and liabilities and related statement of operations and delivered its report with respect to the audited financial statements included or incorporated by reference in the Registration Statement, each preliminary prospectus, the Time of Sale Prospectus and the Prospectus is an independent registered public accounting firm with respect to the Fund as required by the 1933 Act and the 1940 Act. KPMG LLP is an independent registered public accounting firm with respect to the Fund as required by the 1933 Act and the 1940 Act.

(iii) Financial Statements. The financial highlights, statement of assets and liabilities and related statement of operations included or incorporated by reference in the Registration Statement, each preliminary prospectus, the Time of Sale Prospectus and the Prospectus, together with the related notes, present fairly, or will present fairly in the case of the Prospectus, the financial position of the Fund at the date and for the periods indicated; said financial highlights and statements have been prepared in conformity with generally accepted accounting principles in the United States (“GAAP”) applied on a consistent basis throughout the periods involved (except as otherwise noted therein); and the other financial and statistical information and data included or incorporated by reference in the Registration Statement, each preliminary prospectus, the Time of Sale Prospectus and the Prospectus are accurately derived, or will be accurately derived in the case of the Prospectus, from such financial statements and the books and records of the Fund.

(iv) Additional Written Offering Communications. Except for any written communication (as defined in Rule 405 under the 1933 Act) that constituted an offer to sell or a solicitation of an offer to buy the Securities other than the Registration Statement, any preliminary prospectus or the Prospectus, including any advertising, sales literature or other promotional material (including “wrappers,” “broker kits,” “road show slides,” “road show scripts” and “electronic road show presentations”), whether in printed or electronic form (“Additional Written Offering Communication”), if any, identified in Schedule B hereto, including electronic “road shows” as defined in Rule 433(h) under the 1933 Act (a “road show”), furnished to the Underwriter before first use, the Fund has not prepared, used or referred to any Additional Written Offering Communication. All Additional Written Offering Communications complied and will comply in all material respects with the applicable requirements of the 1940 Act.

(v) No Material Adverse Change. Since the respective dates as of which information is given in the Registration Statement, each preliminary prospectus, the Time of Sale Prospectus and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, properties, business affairs or business prospects of the Fund, whether or not arising in the ordinary course of business (a “Material Adverse Effect”), (B) there have been no transactions entered into by the Fund, other than those in the ordinary course of business, which are material with respect to the Fund, and (C) since July 1, 2015, there has been no extraordinary or special dividend or distribution of any kind declared, paid or made by the Fund on any class of its capital shares.

(vi) Good Standing of the Fund. The Fund has been organized and is validly existing and in good standing as a business trust under the laws of the Commonwealth of Massachusetts and has full power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, each preliminary prospectus, the Time of Sale Prospectus and the Prospectus and to enter into and perform its obligations under this Agreement; and the Fund is duly qualified to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not, singly or in the aggregate, have a Material Adverse Effect on the Fund.

(vii) No Subsidiaries. The Fund has no subsidiaries.

(viii) Investment Company Status. The Fund is duly registered with the Commission under the 1940 Act as a closed-end, diversified management investment company, and no order of suspension or revocation of such registration has been issued or proceedings therefor initiated or threatened by the Commission. The Fund is, and at all times through the completion of the transactions contemplated hereby, will be, in compliance with the applicable provisions of the 1940 Act.

(ix) Officers and Directors. No individual or entity (“Person”) is serving or acting as an officer, trustee or investment adviser of the Fund except in accordance with the provisions of the 1940 Act and the Investment Advisers Act of 1940, as amended, and the rules and regulations of the Commission thereunder (the “Advisers Act”). Except as disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus (or any amendment or supplement to any of them), no trustee of the Fund is (A) an “interested person” (as defined in the 1940 Act) of the Fund or (B) an “affiliated person” (as defined in the 1940 Act) of the Underwriter.

(x) Capitalization. The authorized, issued and outstanding shares of capital stock of the Fund are as set forth in the Registration Statement, each preliminary prospectus, the Time of Sale Prospectus and the Prospectus. All issued and outstanding shares of capital stock of the Fund have been duly authorized and validly issued and are fully paid and non-assessable (except as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus) and have been offered and sold or exchanged by the Fund in compliance with all applicable laws (including, without limitation, federal and state securities laws); none of the outstanding shares of capital stock of the Fund were issued in violation of the preemptive or other similar rights of any securityholder of the Fund; and, except as set forth in the Registration Statement, the Time of Sale Prospectus and the Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Fund are outstanding.

(xi) Authorization and Description of Securities. The Securities to be purchased by the Underwriter from the Fund have been duly authorized for issuance and sale to the Underwriter pursuant to this Agreement and, when issued and delivered by the Fund pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued and fully paid and non-assessable (except as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus). The Securities conform to all statements relating thereto contained in the Registration Statement, each preliminary prospectus, the Time of Sale Prospectus and the Prospectus and such description conforms to the rights set forth in the instruments defining the same, to the extent such rights are set forth; except as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus, no holder of the Securities will be subject to personal liability by reason of being such a holder; and the issuance of the Securities is not subject to the preemptive or other similar rights of any securityholder of the Fund. The Statement creating the Securities, the form of which is attached as Exhibit E hereto, will have been duly filed with the Secretary of the Commonwealth of Massachusetts and with all other offices where such filing is required, on or before the Closing Time.

(xii) Absence of Defaults and Conflicts. The Fund is not (A) in violation or default of any provision of its Declaration of Trust, by-laws or the Statement, each as amended from time to time, or (B) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which it is a party or by which it may be bound, or to which any of the property or assets of the Fund is subject (together with the Declaration of Trust, by-laws and the Statement, the “Agreements and Instruments”), except, with respect to clause (B) only, for such defaults that would not, singly or in the aggregate, result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement, the Investment Management Agreement dated as of October 1, 2014 as extended through August 1, 2017 (the “Investment Management Agreement”), the Amended and Restated Master Custodian Agreement dated as of July 15, 2015, between the Fund and State Street Bank and Trust Company (the “Custodian Agreement”), the Transfer Agency and Service Agreement dated as of October 7, 2002, between the Fund and State Street Bank and Trust Company as amended on July 15, 2015, and Schedule A thereto, dated as of August 1, 2016 (the “Transfer Agency and Service Agreement”), the Redemption and Paying Agent Agreement, as defined in the Statement Establishing and Fixing the Rights and Preferences of Term Preferred Shares, with respect to the Securities (the “Redemption and Paying Agent Agreement”) and the Structuring Fee Agreement dated as of [            ], 2016 (the “Structuring Fee Agreement”) (collectively, the Investment Management Agreement, the Custodian Agreement, the Transfer Agency and Service Agreement, the Redemption and Paying Agent Agreement and the Structuring Fee Agreement are herein referred to as the “Fund Agreements”) and any other material agreements and the consummation of the transactions contemplated herein and in the Registration Statement, each preliminary prospectus, the Time of Sale Prospectus and the Prospectus (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Registration Statement, each preliminary prospectus, the Time of Sale Prospectus and the Prospectus under the caption “Use of Proceeds”) and compliance by the Fund with its obligations hereunder have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Fund pursuant to, the Agreements and Instruments (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not, singly or in the aggregate, result in a Material Adverse Effect), nor will such action result in any violation of the provisions of the Declaration of Trust, the by-laws of the Fund or the Statement, each as amended from time to time, or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality, regulatory body, administrative agency or court, domestic or foreign, or other authority having jurisdiction over the Fund or any of its assets, properties or operations. As used herein, a “Repayment Event” means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any Person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Fund.

(xiii) Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body or arbitrator, domestic or foreign, now pending, or, to the knowledge of the Fund, threatened, against or affecting the Fund, which is required by the 1940 Act to be disclosed in the Registration Statement by reference to Item 12 of Form N-2 that has not been disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, or which might reasonably be expected, singly or in the aggregate, to result in a Material Adverse Effect or a material adverse effect on the Fund’s consummation of the transactions contemplated in this Agreement or the performance by the Fund of its obligations hereunder. The aggregate of all pending legal or governmental proceedings to which the Fund is a party or of which any of its property or assets is subject which are not described in the Registration Statement, the Time of Sale Prospectus and the Prospectus, including ordinary routine litigation incidental to the business, could not reasonably be expected, singly or in the aggregate, to result in a Material Adverse Effect.

(xiv) Accuracy of Exhibits and Disclosure. There are no contracts or documents which are required to be described in the Registration Statement, each preliminary prospectus, the Time of Sale Prospectus or the Prospectus or to be filed as exhibits to the Registration Statement by the 1933 Act or the 1940 Act which have not been so described and filed as required; the information in the Registration Statement, each preliminary prospectus, the Time of Sale Prospectus and the Prospectus under the captions “Description of Term Preferred Shares,” “Description of Outstanding Shares and Debt,” “Certain Provisions in the Declaration of Trust and By-Laws” and “Tax Matters” and in the Registration Statement under Item 30 (Indemnification) to the extent that it constitutes summaries of matters of law, legal matters, the Fund’s Declaration of Trust and by-laws, the Statement or legal proceedings, or legal conclusions, is correct in all material respects.

(xv) Possession of Intellectual Property. The Fund owns or possesses, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, “Intellectual Property”) necessary to carry on the business now operated by the Fund, and the Fund has not received any notice or is not otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Fund therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse Effect.

(xvi) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Fund of its obligations hereunder, in connection with the offering, issuance or sale of the Securities hereunder or the consummation of the transactions contemplated by this Agreement or in the Fund Agreements, except such as have been already obtained or as may be required under the 1933 Act, the 1940 Act, the 1934 Act, the Advisers Act, state securities law or the filing requirements of Financial Industry Regulatory Authority (“FINRA”).

(xvii) Possession of Licenses and Permits. The Fund possesses all permits, licenses, approvals, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to operate its properties and to conduct the business as contemplated in the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus or the Prospectus; the Fund is in compliance with the terms and conditions of all such Governmental Licenses; all of the Governmental Licenses are valid and in full force and effect; and the Fund has not received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

(xviii) Insurance. The Fund is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which it is engaged and which the Fund deems adequate; all policies of insurance insuring the Fund or its business, assets, employees, officers and trustees, including the Fund’s trustees and officers errors and omissions insurance policy and its fidelity bond required by Rule 17g-1 under the 1940 Act, are in full force and effect; the Fund is in compliance with the terms of such policy and fidelity bond in all material respects; and there are no claims by the Fund under any such policy or fidelity bond as to which any insurance company is denying liability or defending under a reservation of rights clause; the Fund has not been refused any insurance coverage sought or applied for; and the Fund has no reason to believe that it will not be able to renew its existing insurance coverage and fidelity bond as and when such coverage and fidelity bond expires or to obtain similar coverage and fidelity bond from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect on the Fund, whether or not arising from transactions in the ordinary course of business.

(xix) Material Lending or Other Relationship. Except as disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, the Fund (A) does not have any material lending or other relationship with any bank or lending affiliate of the Underwriter and (B) does not intend to use any of the proceeds from the sale of the Securities hereunder to repay any outstanding debt owed to any affiliate of the Underwriter.

(xx) Subchapter M. The Fund intends to direct the investment of the proceeds of the offering described in the Registration Statement, each preliminary prospectus, the Time of Sale Prospectus and the Prospectus in such a manner as to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (“Subchapter M of the Code” and the “Code,” respectively), and is currently, and at all times since inception of investment operations has been, in compliance with the requirements to qualify as a regulated investment company under Subchapter M of the Code.

(xxi) Tax Returns. The Fund has filed all foreign, federal, state and local tax returns required to be filed or has properly requested extensions thereof (except in any case in which the failure so to file would not, singly or in the aggregate, have a Material Adverse Effect, except as set forth in or contemplated in the Registration Statement, the Time of Sale Prospectus and the Prospectus) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as would not, singly or in the aggregate, have a Material Adverse Effect, except as set forth in or contemplated in the Registration Statement, the Time of Sale Prospectus and the Prospectus.

(xxii) Sarbanes-Oxley Act of 2002. There is and has been no failure on the part of the Fund or any of the Fund’s trustees or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”) applicable to them.

(xxiii) Rule 38a-1. The Fund has adopted and implemented written policies and procedures reasonably designed to prevent violation of the Federal Securities Laws (as that term is defined in Rule 38a-1 under the 1940 Act) by the Fund, including policies and procedures that provide oversight of compliance by the Advisers, administrator and transfer agent of the Fund.

(xxiv) Distribution of Offering Materials. The Fund has not distributed and, prior to the later to occur of (A) the Closing Time and (B) completion of the distribution of the Securities, will not distribute any offering material in connection with the offering and sale of the Securities other than the Registration Statement, each preliminary prospectus, the Time of Sale Prospectus, the Prospectus or any document prepared in accordance with the provisions of Rule 482 of the 1933 Act, a copy of which shall be attached as Schedule C hereto (the “Rule 482 Statement”).

(xxv) Accounting Controls. The Fund maintains and will maintain a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management’s general or specific authorization, with the investment objective, policies and restrictions of the Fund and with the applicable requirements of the 1940 Act and the Code; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP, to calculate net asset value and to maintain accountability for assets and to maintain compliance with the books and records requirements under the 1940 Act; (C) access to assets is permitted only in accordance with the management’s general or specific authorization; and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(xxvi) Controls and Procedures. The Fund maintains and will maintain “disclosure controls and procedures” and “internal control over financial reporting” (as such terms are defined in Rule 30a-3 under the 1940 Act), and such disclosure controls and procedures are and have been effective as required by the 1940 Act. Since the end of the Fund’s most recent fiscal year, there has been (A) no material weakness in the Fund’s internal control over financial reporting (whether or not remediated) and (B) no change in the Fund’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

(xxvii) No Manipulation. Except as stated in this Agreement and as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus, the Fund has not taken, directly or indirectly, any action designed to, or that would constitute or that might reasonably be expected to, cause or result in any violation of federal securities laws or any stabilization or manipulation of the price of any security of the Fund to facilitate the sale or resale of the Securities, and the Fund is not aware of any such action taken or to be taken by any affiliates of the Fund.

(xxviii) Money Laundering Laws. The operations of the Fund are and have been conducted at all times in material compliance with all applicable financial recordkeeping and reporting requirements, including those of the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), and the applicable anti-money laundering statutes of jurisdictions where the Fund conducts business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Fund with respect to the Money Laundering Laws is pending or, to the best knowledge of the Fund, threatened.

(xxix) Related-Party Transactions. There are no business relationships or related-party transactions involving the Fund or any other Person required to be described in the Registration Statement, each preliminary prospectus, the Time of Sale Prospectus and the Prospectus which have not been described, it being understood and agreed that the Fund and the Advisers make no representation or warranty with respect to any such relationships involving the Underwriter, any affiliate thereof or any other Person that have not been disclosed to the Fund by the Underwriter or such other Person in connection with this offering. There are no outstanding loans, advances (except advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Fund or any affiliate of the Fund to or for the benefit of any of the officers or trustee of the Fund or any affiliate of the Fund or any of their respective family members.

(xxx) Anti-Corruption Laws. Neither the Fund nor any of its affiliates, nor any trustee, officer, agent or employee of the Fund, nor, to the Fund’s knowledge, any agent or representative of the Fund or of any of its affiliates, has taken or will take any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment or giving of money, property, gifts or anything else of value, directly or indirectly, to any “government official” (including any officer or employee of a government or government-owned or controlled entity or of a public international organization, or any Person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office) to influence official action or secure an improper advantage; and the Fund and its affiliates have conducted their businesses in compliance with applicable anti-corruption laws and have instituted and maintain and will continue to maintain policies and procedures designed to promote and achieve compliance with such laws and with the representations and warranties contained herein.

(xxxi) OFAC. (a) Neither the Fund, nor any trustee, officer or employee thereof, nor, to the Fund’s knowledge, any agent, affiliate or representative of the Fund, is a Person that is, or is owned or controlled by a Person that is:

(1) the subject of any sanctions administered or enforced by the U.S. Department of Treasury’s Office of Foreign Assets Control (“OFAC”), the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”), or

(2) located, organized or resident in a country or territory that is the subject of Sanctions (including, without limitation, Cuba, Iran, North Korea, Sudan and Syria).

(b) The Fund will not, directly or indirectly, use the proceeds of the offering contemplated by this Agreement, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person:

(1) to fund or facilitate any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions; or

(2) in any other manner that will result in a violation of Sanctions by any Person (including any Person participating in the offering, whether as underwriter, advisor, investor or otherwise).

The Fund has not during the past five years knowingly engaged in, is not now knowingly engaged in, and will not engage in, any dealings or transactions with any

Person, or in any country or territory, that at the time of the dealing or transaction was or is the subject of Sanctions.

(xxxii) Absence of Undisclosed Payments. Neither the Fund nor any employee or agent of the Fund has made any payment of funds of the Fund or received or retained any funds, which payment, receipt or retention of funds is of a character required to be disclosed in the Registration Statement, each preliminary prospectus, the Time of Sale Prospectus and the Prospectus.

(xxxiii) Authorization of Agreements. This Agreement and the Fund Agreements have each been duly authorized by all requisite action on the part of the Fund. This Agreement and the Fund Agreements (other than the Transfer Agency and Service Agreement) have been executed and delivered by the Fund, as of the dates noted therein, and each complies with all applicable provisions of the 1940 Act, the 1933 Act and the Advisers Act, and the Investment Management Agreement has been approved in accordance with Section 15 of the 1940 Act. Assuming due authorization, execution and delivery by the other parties thereto, each such agreement constitutes a valid and binding agreement of the Fund, enforceable in accordance with its terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws, whether statutory or decisional, relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing and except as rights to indemnification or contribution thereunder may be limited by federal or state securities laws or principles of public policy.

(xxxiv) Registration Rights. Except as disclosed in the Registration Statement, there are no Persons with registration rights or other similar rights to have any securities of the Fund registered pursuant to the Registration Statement or otherwise registered by the Fund under the 1933 Act.

(xxxv) NYSE Listing. The Fund’s common shares have been duly authorized for listing on the New York Stock Exchange, Inc. (the “NYSE”) and the Fund’s registration statement on Form 8-A with respect to the common shares under the 1934 Act is effective.

(xxxvi) Ratings. The Securities have been, or prior to the Closing Time will be, assigned a rating of ‘Aa3’ by Moody’s Investors Service, Inc. (“Moody’s”) and ‘AA’ by Fitch Ratings, Inc. (“Fitch,” and together with Moody’s, the “Rating Agencies”).

(xxxvii) Leverage. Except as disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, the Fund has no liability for borrowed money or under any reverse repurchase agreement; provided that this representation shall not include temporary overdrafts, to the extent that such overdrafts, in the aggregate, amount to less than 5% of the Fund’s total assets and are in existence for less than sixty (60) days.

(xxxviii) Tax Treatment of the Securities. For federal income tax purposes, the Securities will constitute equity of the Fund.

(xxxix) Portfolio Securities. The Fund has good and marketable title to all portfolio securities owned by it which are material to the business of the Fund, free and clear of all liens, encumbrances and defects, except such as are described in the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus or the Prospectus or such as do not materially affect the value of such portfolio securities.

(xl) Asset Coverage Requirements. As of the date hereof the Fund complies, and as of the Closing Time, assuming the receipt of the net proceeds from the sale of the Securities and the application of such net proceeds as set forth under “Use of Proceeds” in the prospectus supplement, dated November 21, 2016, included as part of the Prospectus, the Fund will comply with the asset coverage requirements of the 1940 Act and the asset coverage requirements of the Securities (as calculated in accordance with the Statement and as described in the Time of Sale Prospectus).

(b) Representations and Warranties by the Investment Adviser. The Investment Adviser represents and warrants to the Underwriter, and in the case of paragraph (iii) also represents to the Fund, as of the date hereof, as of the Time of Sale and as of the Closing Time referred to in Section 2(b) hereof, and agrees with the Underwriter, as follows:

(i) Good Standing of the Investment Adviser. The Investment Adviser has been duly organized and is validly existing and in good standing as a limited liability company under the laws of the State of Delaware with full power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, each preliminary prospectus, the Time of Sale Prospectus and the Prospectus and is duly qualified as a foreign limited liability company to transact business and is in good standing in each other jurisdiction in which such qualification is required, except where the failure to so qualify would not reasonably be expected to result in any material adverse change in the condition, financial or otherwise, or earnings, business affairs or business prospects of the Investment Adviser, to materially and adversely affect the properties or assets of the Investment Adviser or to materially impair or adversely affect the ability of the Investment Adviser to function as an investment adviser or perform its obligations under the Investment Management Agreement or this Agreement.

(ii) Investment Adviser Status. The Investment Adviser is duly registered and in good standing with the Commission as an investment adviser under the Advisers Act, and is not prohibited by the Advisers Act or the 1940 Act, from acting under the Investment Management Agreement as contemplated by the Registration Statement, each preliminary prospectus, the Time of Sale Prospectus and the Prospectus.

(iii) Description of the Investment Adviser. The description of the Investment Adviser and the statements attributable to the Investment Adviser in the Registration Statement, each preliminary prospectus, the Time of Sale Prospectus and the Prospectus complied and comply with the provisions of the 1933 Act, the 1940 Act and the Advisers Act, and are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.

(iv) Capitalization. The Investment Adviser has the financial resources available to it necessary for the performance of its services and obligations as contemplated in the Registration Statement, each preliminary prospectus, the Time of Sale Prospectus and the Prospectus and this Agreement and under the Investment Management Agreement.

(v) Authorization of Agreements; Absence of Defaults and Conflicts. The Investment Adviser has full power and authority to enter into and perform its obligations under this Agreement, the Investment Management Agreement, the Investment Sub-Advisory Agreement dated as of October 1, 2014 as extended through August 1, 2017 between the Investment Adviser and the Sub-Adviser (the “Sub-Advisory Agreement”) and the Structuring Fee Agreement. This Agreement, the Investment Management Agreement, the Sub-Advisory Agreement and the Structuring Fee Agreement have each been duly authorized, executed and delivered by the Investment Adviser, and, assuming due authorization, execution and delivery by the other parties thereto, such agreements constitute valid and binding obligations of the Investment Adviser, enforceable in accordance with their respective terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws, whether statutory or decisional, relating to or affecting creditors’ rights generally and general equitable principles (whether considered in a proceeding in equity or at law); and neither the execution and delivery of this Agreement, the Investment Management Agreement, the Sub-Advisory Agreement or the Structuring Fee Agreement nor the performance by the Investment Adviser of its obligations hereunder or thereunder nor the consummation of the transactions herein or therein contemplated will conflict with, or result in a breach of any of the terms and provisions of, or constitute, with or without the giving of notice or lapse of time or both, a default under, any agreement or instrument to which the Investment Adviser is a party or by which it is bound, the organizational documents of the Investment Adviser, or any law, order, decree, rule or regulation applicable to it of any jurisdiction, court, federal or state regulatory body, administrative agency or other governmental body, stock exchange or securities association having jurisdiction over the Investment Adviser or its properties or operations; and no consent, approval, authorization or order of any court or governmental authority, regulatory body or agency is required for the consummation by the Investment Adviser of the transactions contemplated by this Agreement, the Investment Management Agreement, the Sub-Advisory Agreement or the Structuring Fee Agreement, except as have been obtained or may be required under the 1933 Act, the 1940 Act, the 1934 Act or state securities laws.

(vi) No Material Adverse Change. Since the respective dates as of which information is given in the Registration Statement, each preliminary prospectus, the Time of Sale Prospectus and the Prospectus, except as otherwise stated therein, (A) there has not occurred any event which would reasonably be expected to result in any material adverse change in the condition, financial or otherwise, or earnings, business affairs or business prospects of the Investment Adviser, to materially and adversely affect the properties or assets of the Investment Adviser or to materially impair or adversely affect the ability of the Investment Adviser to function as an investment adviser or perform its obligations under the Investment Management Agreement, the Sub-Advisory Agreement or this Agreement and (B) there have been no transactions entered into by the Investment

Adviser which are material to the Investment Adviser other than those in the ordinary course of its business as described in the Registration Statement, each preliminary prospectus, the Time of Sale Prospectus and the Prospectus.

(vii) Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body or arbitrator, domestic or foreign, now pending, or threatened against or affecting the Investment Adviser or any parent or subsidiary of the Investment Adviser or any partners, directors, officers or employees of the foregoing, whether or not arising in the ordinary course of business, which might reasonably be expected to result in any material adverse change in the condition, financial or otherwise, or earnings, business affairs or business prospects of the Investment Adviser, to materially and adversely affect the properties or assets of the Investment Adviser or to materially impair or adversely affect the ability of the Investment Adviser to function as an investment adviser or perform its obligations under the Investment Management Agreement, the Sub-Advisory Agreement or this Agreement, or which is required to be disclosed in the Registration Statement, each preliminary prospectus, the Time of Sale Prospectus and the Prospectus, except as so disclosed. There are no agreements, contracts, indentures, leases, permits or other instruments relating to the Investment Adviser that are required to be described in the Registration Statement, each preliminary prospectus, the Time of Sale Prospectus or the Prospectus or to be filed as an exhibit to the Registration Statement that are not described or filed as required by the 1933 Act or the 1940 Act.

(viii) Possession of Licenses and Permits. The Investment Adviser possesses all Governmental Licenses issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to operate its properties and to conduct its business as contemplated in the Registration Statement, each preliminary prospectus, the Time of Sale Prospectus and the Prospectus; the Investment Adviser is in compliance with the terms and conditions of all such Governmental Licenses; all of the Governmental Licenses are valid and in full force and effect; and the Investment Adviser has not received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, might reasonably be expected to result in any material adverse change in the condition, financial or otherwise, or earnings, business affairs or business prospects of the Investment Adviser, to materially and adversely affect the properties or assets of the Investment Adviser or to materially impair or adversely affect the ability of the Investment Adviser to function as an investment adviser or perform its obligations under the Investment Management Agreement, the Sub-Advisory Agreement or this Agreement.

(ix) Absence of Violation or Default. The Investment Adviser is not (A) in violation of its organizational documents or (B) in default under any agreement, indenture or instrument, except, with respect to (B) only, where such default would not, singly or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Investment Adviser to perform its obligations under the Investment Management Agreement or the Sub-Advisory Agreement.

(x) No Manipulation. Except as stated in this Agreement and as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus, the Investment Adviser has not taken, directly or indirectly, any action designed to, or that would constitute or that might reasonably be expected to, cause or result in any violation of federal securities laws or any stabilization or manipulation of the price of any security of the Fund to facilitate the sale or resale of the Securities, and the Investment Adviser is not aware of any such action taken or to be taken by any affiliates of the Investment Adviser.

(xi) Promotional Material. In the event that the Fund or the Investment Adviser makes available any promotional materials related to the Securities or the transactions contemplated hereby intended for use only by registered broker-dealers and registered representatives thereof by means of an internet web site or similar electronic means, the Investment Adviser will install and maintain or will cause to be installed and maintained, pre-qualification and password-protection or similar procedures which are reasonably designed to effectively prohibit access to such promotional materials by persons other than registered broker-dealers and registered representatives thereof.

(xii) Money Laundering Laws. The operations of the Investment Adviser and its subsidiaries are and have been conducted at all times in compliance with applicable Money Laundering Laws and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Investment Adviser or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Investment Adviser, threatened.

(xiii) Internal Controls. The Investment Adviser maintains a system of internal controls sufficient to provide reasonable assurance that (A) transactions effectuated by it under the Investment Management Agreement and the Sub-Advisory Agreement are executed in accordance with its management’s general or specific authorization; and (B) access to the Fund’s assets is permitted only in accordance with its management’s general or specific authorization.

(xiv) Anti-Corruption Laws. Neither the Investment Adviser nor any of its subsidiaries or affiliates, nor any director, officer, agent or employee of the Investment Adviser, nor, to the Investment Adviser’s knowledge, any agent or representative of the Investment Adviser or of any of its subsidiaries or affiliates, has taken or will take any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment or giving of money, property, gifts or anything else of value, directly or indirectly, to any “government official” (including any officer or employee of a government or government-owned or controlled entity or of a public international organization, or any Person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office) to influence official action or secure an improper advantage; and the Investment Adviser and its subsidiaries and affiliates have conducted their businesses in compliance with applicable anti-corruption laws and have instituted and maintain and will continue to maintain policies and procedures designed to promote and achieve compliance with such laws and with the representations and warranties contained herein.

(xv) OFAC. (a) Neither the Investment Adviser nor any of its subsidiaries, nor any director, officer or employee thereof, nor, to the Investment Adviser’s knowledge, any agent, affiliate or representative of the Investment Adviser or any of its subsidiaries, is a Person that is, or is owned or controlled by a Person that is:

(1) the subject of any Sanctions, or

(2) located, organized or resident in a country or territory that is the subject of Sanctions (including, without limitation, Cuba, Iran, North Korea, Sudan and Syria).

The Investment Adviser and its subsidiaries have not during the past five years knowingly engaged in, are not now knowingly engaged in, and will not engage in, any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction was or is the subject of Sanctions.

(c) Representations and Warranties by the Sub-Adviser. The Sub-Adviser represents and warrants to the Underwriter, and in the case of paragraph (iii) also represents to the Fund, as of the date hereof, as of the Time of Sale and as of the Closing Time referred to in Section 2(b) hereof, and agrees with the Underwriter, as follows:

(i) Good Standing of the Sub-Adviser. The Sub-Adviser has been duly organized and is validly existing and in good standing as a limited liability company under the laws of the state of California with full power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, each preliminary prospectus, the Time of Sale Prospectus and the Prospectus and is duly qualified as a foreign limited liability company to transact business and is in good standing in each other jurisdiction in which such qualification is required, except where the failure to so qualify would not reasonably be expected to result in any material adverse change in the condition, financial or otherwise, or earnings, business affairs or business prospects of the Sub-Adviser, to materially and adversely affect the properties or assets of the Sub-Adviser or to materially impair or adversely affect the ability of the Sub-Adviser to function as an investment adviser or perform its obligations under the Sub-Advisory Agreement or this Agreement.

(ii) Investment Adviser Status. The Sub-Adviser is duly registered and in good standing with the Commission as an investment adviser under the Advisers Act, and is not prohibited by the Advisers Act or the 1940 Act, from acting under the Sub-Advisory Agreement as contemplated by the Registration Statement, each preliminary prospectus, the Time of Sale Prospectus and the Prospectus.

(iii) Description of the Sub-Adviser. The description of the Sub-Adviser and the statements attributable to the Sub-Adviser in the Registration Statement, each preliminary prospectus, the Time of Sale Prospectus and the Prospectus complied and comply with the provisions of the 1933 Act, the 1940 Act and the Advisers Act, and are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.

(iv) Capitalization. The Sub-Adviser has the financial resources available to it necessary for the performance of its services and obligations as contemplated in the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, the Prospectus and this Agreement and under the Sub-Advisory Agreement.

(v) Authorization of Agreements; Absence of Defaults and Conflicts. The Sub-Adviser has full power and authority to enter into and perform its obligations under this Agreement and the Sub-Advisory Agreement. This Agreement and the Sub-Advisory Agreement have each been duly authorized, executed and delivered by the Sub-Adviser, and, assuming due authorization, execution and delivery by the other parties thereto, such agreements constitute valid and binding obligations of the Sub-Adviser, enforceable in accordance with their respective terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws, whether statutory or decisional, relating to or affecting creditors’ rights generally and general equitable principles (whether considered in a proceeding in equity or at law); and neither the execution and delivery of this Agreement or the Sub-Advisory Agreement nor the performance by the Sub-Adviser of its obligations hereunder or thereunder nor the consummation of the transactions herein or therein contemplated will conflict with, or result in a breach of any of the terms and provisions of, or constitute, with or without the giving of notice or lapse of time or both, a default under, any agreement or instrument to which the Sub-Adviser is a party or by which it is bound, the organizational documents of the Sub-Adviser, or any law, order, decree, rule or regulation applicable to it of any jurisdiction, court, federal or state regulatory body, administrative agency or other governmental body, stock exchange or securities association having jurisdiction over the Sub-Adviser or its properties or operations; and no consent, approval, authorization or order of any court or governmental authority, regulatory body or agency is required for the consummation by the Sub-Adviser of the transactions contemplated by this Agreement or the Sub-Advisory Agreement except as have been obtained or may be required under the 1933 Act, the 1940 Act, the 1934 Act or state securities laws.

(vi) No Material Adverse Change. Since the respective dates as of which information is given in the Registration Statement, each preliminary prospectus, the Time of Sale Prospectus and the Prospectus, except as otherwise stated therein, (A) there has not occurred any event which would reasonably be expected to result in any material adverse change in the condition, financial or otherwise, or earnings, business affairs or business prospects of the Sub-Adviser, to materially and adversely affect the properties or assets of the Sub-Adviser or to materially impair or adversely affect the ability of the Sub-Adviser to function as an investment adviser or perform its obligations under the Sub-Advisory Agreement or this Agreement and (B) there have been no transactions entered into by the Sub-Adviser which are material to the Sub-Adviser other than those in the ordinary course of its business as described in the Registration Statement, each preliminary prospectus, the Time of Sale Prospectus and the Prospectus.

(vii) Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body or arbitrator, domestic or foreign, now pending, or threatened against or affecting the Sub-Adviser or any parent or subsidiary of the Sub-Adviser or any partners, directors, officers or employees of the foregoing, whether or not arising in the ordinary course of business, which might reasonably be expected to result in any material adverse change in the condition, financial or otherwise, or earnings, business affairs or business prospects of the Sub-Adviser, to materially and adversely affect the properties or assets of the Sub-Adviser or to materially impair or adversely affect the ability of the Sub-Adviser to function as an investment adviser or perform its obligations under the Sub-Advisory Agreement or this Agreement, or which is required to be disclosed in the Registration Statement, each preliminary prospectus, the Time of Sale Prospectus and the Prospectus, except as so disclosed. There are no agreements, contracts, indentures, leases, permits or other instruments relating to the Sub-Adviser that are required to be described in the Registration Statement, each preliminary prospectus, the Time of Sale Prospectus or the Prospectus or to be filed as an exhibit to the Registration Statement that are not described or filed as required by the 1933 Act or the 1940 Act.

(viii) Possession of Licenses and Permits. The Sub-Adviser possesses all Governmental Licenses issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to operate its properties and to conduct its business as contemplated in the Registration Statement, each preliminary prospectus, the Time of Sale Prospectus and the Prospectus; the Sub-Adviser is in compliance with the terms and conditions of all such Governmental Licenses; all of the Governmental Licenses are valid and in full force and effect; and the Sub-Adviser has not received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, might reasonably be expected to result in any material adverse change in the condition, financial or otherwise, or earnings, business affairs or business prospects of the Sub-Adviser, to materially and adversely affect the properties or assets of the Sub-Adviser or to materially impair or adversely affect the ability of the Sub-Adviser to function as an investment adviser or perform its obligations under the Sub-Advisory Agreement or this Agreement.

(ix) Absence of Violation or Default. The Sub-Adviser is not (A) in violation of its organizational documents or (B) in default under any agreement, indenture or instrument, except, with respect to (B) only, where such violation or default would not, singly or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Sub-Adviser to perform its obligations under the Sub-Advisory Agreement.

(x) No Manipulation. Except as stated in this Agreement and as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus, the Sub-Adviser has not taken, directly or indirectly, any action designed to, or that would constitute or that might reasonably be expected to, cause or result in any violation of federal securities laws or any stabilization or manipulation of the price of any security of the Fund to facilitate the sale or resale of the Securities, and the Sub-Adviser is not aware of any such action taken or to be taken by any affiliates of the Sub-Adviser.

(xi) Promotional Material. In the event that the Fund or the Sub-Adviser makes available any promotional materials related to the Securities or the transactions contemplated hereby intended for use only by registered broker-dealers and registered representatives thereof by means of an internet web site or similar electronic means, the Sub-Adviser will install and maintain or will cause to be installed and maintained, pre qualification and password protection or similar procedures which are reasonably designed to effectively prohibit access to such promotional materials by persons other than registered broker-dealers and registered representatives thereof.

(xii) Money Laundering Laws. The operations of the Sub-Adviser and its subsidiaries are and have been conducted at all times in compliance with applicable Money Laundering Laws and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Sub-Adviser or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Sub-Adviser, threatened.

(xiii) Internal Controls. The Sub-Adviser maintains a system of internal controls sufficient to provide reasonable assurance that (A) transactions effectuated by it under the Sub-Advisory Agreement are executed in accordance with its management’s general or specific authorization; and (B) access to the Fund’s assets is permitted only in accordance with its management’s general or specific authorization.

(xiv) Anti-Corruption Laws. Neither the Sub-Adviser nor any of its subsidiaries or affiliates, nor any director, officer, agent or employee of the Sub-Adviser, nor, to the Sub-Adviser’s knowledge, any agent or representative of the Sub-Adviser or of any of its subsidiaries or affiliates, has taken or will take any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment or giving of money, property, gifts or anything else of value, directly or indirectly, to any “government official” (including any officer or employee of a government or government-owned or controlled entity or of a public international organization, or any Person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office) to influence official action or secure an improper advantage; and the Sub-Adviser and its subsidiaries and affiliates have conducted their businesses in compliance with applicable anti-corruption laws and have instituted and maintain and will continue to maintain policies and procedures designed to promote and achieve compliance with such laws and with the representations and warranties contained herein.

(xv) OFAC. (a) Neither the Sub-Adviser nor any of its subsidiaries, nor any director, officer or employee thereof, nor, to the Sub-Adviser’s knowledge, any agent, affiliate or representative of the Sub-Adviser or any of its subsidiaries, is a Person that is, or is owned or controlled by a Person that is:

(1) the subject of any Sanctions, or

(2) located, organized or resident in a country or territory that is the subject of Sanctions (including, without limitation, Cuba, Iran, North Korea, Sudan and Syria).

The Sub-Adviser and its subsidiaries have not during the past five years knowingly engaged in, are not now knowingly engaged in, and will not engage in, any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction was or is the subject of Sanctions.

(d) Officer’s Certificates. Any certificate signed by any officer of the Fund or the Advisers delivered to the Underwriter or to counsel for the Underwriter shall be deemed a representation and warranty by the Fund or the Advisers, as the case may be, to the Underwriter as to the matters covered thereby.

SECTION 2. Sale and Delivery to Underwriter; Closing.

(a) Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Fund agrees to sell to the Underwriter, and the Underwriter agrees to purchase from the Fund, at the price per share set forth in Schedule A hereto, [    ] Securities.

(b) Payment. Payment of the purchase price for, and delivery of certificates, if any, for, the Securities shall be made at the offices of Jones Day, counsel for the Underwriter, at 250 Vesey Street, New York, New York 10281, or at such other place as shall be agreed upon by the Underwriter and the Fund, at 10:00 A.M. (New York City time) on the third (fourth, if the pricing occurs after 4:30 P.M. (New York City time) on any given day) business day after the date hereof, or such other time not later than ten business days after such date as shall be agreed upon by the Underwriter and the Fund (such time and date of payment and delivery being herein called “Closing Time”).

Payment shall be made to the Fund by wire transfer of immediately available funds to a bank account designated by the Fund, against delivery to the Underwriter for its account of certificates, if any, for the Securities.

(c) Delivery; Global Certificate. Delivery of the Securities shall be made through the facilities of The Depository Trust Company unless the Underwriter shall otherwise instruct. The Securities will be represented by a global certificate to be held by The Depository Trust Company or by Computershare, Inc. in its capacity as redemption and paying agent with respect to the Securities.

SECTION 3. Covenants.

The Fund and the Advisers, jointly and severally, covenant with the Underwriter as follows:

(a) 1940 Act Registration. The Fund will make every reasonable effort to prevent the issuance of any order of suspension or revocation of registration pursuant to Section 8(e) of the 1940 Act, and, if any such order of suspension or revocation of registration is issued, to obtain the lifting thereof at the earliest possible moment.

(b) Compliance with Securities Regulations and Commission Requests. The Fund, subject to Section 3(c), will comply with the requirements of Rule 430B and will notify the Underwriter immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or any document incorporated by reference therein or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes or of any examination pursuant to Section 8(e) of the 1933 Act concerning the Registration Statement and (v) if the Fund becomes the subject of a proceeding under Section 8A of the 1933 Act in connection with the offering of the Securities. The Fund will promptly effect the filings necessary pursuant to Rule 497 and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 497 was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus.

(c) Filing of Amendments. The Fund will give the Underwriter notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b)) or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectus, and will furnish the Underwriter with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Underwriter or counsel for the Underwriter shall object.

(d) Delivery of Registration Statement, each preliminary prospectus, the Time of Sale Prospectus and the Prospectus. The Fund will furnish to the Underwriter in New York City, without charge, as promptly as practicable following the Time of Sale and in any event not later than the second business day following the date hereof and during the period mentioned in Section 3(f), as many copies of the Registration Statement, each preliminary prospectus, the Time of Sale Prospectus and the Prospectus, any documents incorporated by reference therein and any supplements and amendments thereto as the Underwriter may reasonably request.

(e) Additional Written Offering Communication. The Fund will furnish to the Underwriter a copy of each proposed Additional Written Offering Communication to be prepared by or on behalf of, used by, or referred to by the Fund and the Fund will not use or refer to any proposed Additional Written Offering Communication to which the Underwriter reasonably objects.

(f) Continued Compliance with Securities Laws. If the Time of Sale Prospectus is being used to solicit offers to buy the Securities at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Time of Sale Prospectus in order to make the statements therein, in the light of the circumstances under which they are made, when delivered to purchasers, not misleading or if, in the judgment of the Underwriter or counsel for the Underwriter, it is necessary to amend or supplement the Time of Sale Prospectus to comply with applicable law, forthwith the Fund will prepare and furnish, at its own expense, to the Underwriter and to any dealer upon request, either amendments or supplements to the Time of Sale Prospectus so that the statements in the Time of Sale Prospectus as so amended or supplemented will not, in the light of the circumstances under which they are made, when delivered to purchasers, be misleading or so that the Time of Sale Prospectus, as amended or supplemented, will comply with applicable law. If, during such period after the date hereof and prior to the date on which all of the Securities shall have been sold by the Underwriter, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances under which they are made, not misleading or if, in the judgment of the Underwriter or counsel for the Underwriter, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith the Fund will prepare and furnish, at its own expense, to the Underwriter, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances under which they are made, when delivered to purchasers, be misleading or so that the Prospectus, as amended or supplemented, will comply with applicable law.

(g) Blue Sky Qualifications. The Fund will (i) use its best efforts, in cooperation with the Underwriter and counsel for the Underwriter to qualify or register (or to obtain exemptions from qualifying or registering) all or any part of the Securities for offer and sale under the securities laws of the several states of the United States or any other jurisdictions, in each case designated by the Underwriter, and to comply with such laws and to continue such qualifications and registrations (or any such exemptions) in effect so long as required for the distribution of the Securities and (ii) advise the Underwriter promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Securities for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, to use its best efforts to obtain the withdrawal thereof at the earliest possible time. Notwithstanding the foregoing, the Fund shall not be required to qualify as a foreign entity or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation if it is not otherwise subject to taxation.

(h) Rule 158. The Fund will make generally available to its securityholders as soon as practicable an earnings statement, if applicable, for the purposes of, and to provide to the Underwriter the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

(i) Use of Proceeds. The Fund will use the net proceeds received by it from the sale of the Securities substantially in the manner specified under “Use of Proceeds” in the prospectus supplement, dated November 21, 2016, included in the Prospectus.

(j) Ratings. The Fund will use its reasonable best efforts to cause the Securities, prior to the Closing Time to be assigned a rating of ‘Aa3’ by Moody’s and ‘AA’ by Fitch.

(k) Notification of Sale of Securities. The Fund will provide the Underwriter with written notice at least 45 days prior to the Fund issuing and selling Term Preferred Shares of the Fund (as defined in the Statement), except that such written notice shall not be required for the Securities to be sold hereunder.

(l) Reporting Requirements. The Fund, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to the 1940 Act and the 1934 Act within the time periods required by the 1940 Act and the 1934 Act.

(m) Subchapter M. The Fund will comply with the requirements of Subchapter M of the Code to qualify as a regulated investment company under the Code.

(n) Sarbanes-Oxley Act. The Fund will comply with all applicable securities and other applicable laws, rules and regulations, including, without limitation, the Sarbanes-Oxley Act, and will use its reasonable best efforts to cause the Fund’s trustees and officers, in their capacities as such, to comply with such laws, rules and regulations, including, without limitation, the provisions of the Sarbanes-Oxley Act.

(o) No Manipulation of Market for Securities. The Fund will not (i) take, directly or indirectly, any action designed to cause or to result in, or that might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Fund to facilitate the sale or resale of the Securities in violation of federal or state securities laws, and (ii) except for share repurchases permitted in accordance with applicable laws and purchases of common shares in the open market pursuant to the Fund’s dividend reinvestment plan, until the Closing Time, (A) sell, bid for or purchase the Securities or pay any Person any compensation for soliciting purchases of the Securities or (B) pay or agree to pay to any Person any compensation for soliciting another to purchase any other securities of the Fund.

(p) Rule 462(b) Registration Statement. If the Fund elects to rely upon Rule 462(b), the Fund shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and the Fund shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 3a.

(q) Reports. For so long as any of the Securities remain outstanding, the Fund will furnish to the Underwriter copies of all reports and other communications (financial or otherwise) furnished by the Fund to the holders of the Securities.

(r) Asset Coverage Reporting. For so long as any of the Securities remain outstanding, the Fund will disseminate its asset coverage (as calculated in accordance with the Statement and as described in the Prospectus) monthly, through its publicly available website at www.nuveen.com, or through such other publicly available website as may be agreed to from time to time between the Fund and Underwriter (the “Website”). The asset coverage shall be reported as calculated as of the close of business on the last business day of the preceding month and posted to the Website within fifteen (15) business days from the first business day of each subsequent month.

(s) Best Efforts. The Fund and the Advisers will use their reasonable best efforts to perform all of the agreements required of them by this Agreement and discharge all conditions of theirs to closing as set forth in this Agreement.

SECTION 4. Payment of Expenses.

(a) Expenses. The Fund will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation, printing and delivery to the Underwriter of this Agreement and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities, (iii) the preparation, issuance and delivery of the certificates, if any, for the Securities to the Underwriter, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Securities to the Underwriter, (iv) the fees and disbursements of the Fund’s counsel and the independent registered public accounting firms, (v) the qualification or exemption of the Securities, if required, under securities laws in accordance with the provisions of Section 3(g) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriter in connection therewith and in connection with the preparation of the blue sky survey, if any, and any supplement thereto, (vi) the printing and delivery to the Underwriter of copies of each preliminary prospectus, the Rule 482 Statement, if any, the Prospectus and any amendments or supplements thereto, and any costs associated with electronic delivery of any of the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus or the Prospectus by the Underwriter to investors, (vii) the preparation, printing and delivery to the Underwriter of copies of the Blue Sky Survey and any supplement thereto, (viii) the fees and expenses of any transfer agent or registrar for the Securities, (ix) the filing fees, if any, incident to, and the reasonable fees and disbursements of counsel to the Underwriter, if any, in connection with, the review by FINRA of the terms of the sale of the Securities, (x) the fees and expenses incurred in connection with the rating of the Securities with Moody’s and Fitch and (x) all other fees, disbursements and out-of-pocket expenses incurred by Underwriter in connection with its services to be rendered hereunder including, without limitation, the fees and disbursements of Jones Day, counsel to the Underwriter.

(b) Termination of Agreement. If this Agreement is terminated by the Underwriter in accordance with the provisions of Section 5(k) or Section 9(a) hereof, the Fund and the Advisers, jointly and severally, agree that they shall reimburse the Underwriter for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriter.

SECTION 5. Conditions of Underwriter’s Obligations.

The obligations of the Underwriter hereunder are subject to the accuracy of the representations and warranties of the Fund and the Advisers contained in Section 1 hereof and in certificates of any officer of the Fund or the Advisers delivered pursuant to the provisions hereof, to the performance by the Fund and the Advisers of their respective covenants and other obligations hereunder, and to the following further conditions:

(a) Effectiveness of Registration Statements. The Registration Statement, including any Rule 462(b) Registration Statement, has become effective or will have become effective by 10:00 A.M., Eastern time on the date hereof, and at Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act, no notice or order pursuant to Section 8(e) of the 1940 Act shall have been issued, and no proceedings with respect to either shall have been initiated or, to the knowledge of counsel to the Underwriter and counsel to the Fund, threatened by the Commission and any request on the part of the Commission for additional information shall have been complied with or waived to the reasonable satisfaction of counsel to the Underwriter. A prospectus containing the Rule 430B Information shall have been filed with the Commission in accordance with Rule 497 (or a post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430B or a certificate must have been filed in accordance with Rule 497(j)).

(b) Opinions of Counsel for Fund and the Advisers. At Closing Time, the Underwriter shall have received the favorable opinions, dated as of Closing Time, of Stradley Ronon Stevens & Young, LLP, counsel for the Fund, substantially in the form set forth in Exhibit A, of Gifford

R. Zimmerman, Managing Director, Assistant Secretary and Co-General Counsel of the Investment Adviser, or Kevin J. McCarthy, Executive Vice President, Secretary and Co-General Counsel of the Investment Adviser, counsel for the Investment Adviser, substantially in the form set forth in Exhibit B, of Gifford R. Zimmerman, Managing Director and Assistant Secretary of the Sub-Adviser, or Kevin J. McCarthy, Vice President and Secretary of the Sub-Adviser, counsel for the Sub-Adviser, substantially in the form set forth in Exhibit C and of Morgan, Lewis & Bockius LLP, Massachusetts counsel for the Fund, substantially in the form set forth in Exhibit D, or in such other forms and substance reasonably satisfactory to counsel to the Underwriter. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Fund or the Advisers, as applicable, and certificates of public officials.

(c) Opinion of Counsel for Underwriter. The Underwriter shall have received from Jones Day, counsel for the Underwriter, such opinion or opinions, dated the Closing Time and addressed to the Underwriter, with respect to such matters as the Underwriter may reasonably require, and the Fund and the Advisers shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Fund and certificates of public officials.

(d) Officers’ Certificates. At Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Registration Statement, each preliminary prospectus, the Time of Sale Prospectus or the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, properties, business affairs or business prospects of the Fund, whether or not arising in the ordinary course of business, and the Underwriter shall have received a certificate of the President or a Vice President of the Fund and of the treasurer, chief financial or chief accounting officer of the Fund, of a Co-President or a Vice President, Executive Vice President or Managing Director of the Investment Adviser and of the treasurer, chief financial or chief accounting officer of the Investment Adviser and of the President or a Vice President or Managing Director of the Sub-Adviser and of the treasurer, chief financial or chief accounting officer of the Sub-Adviser, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Sections 1(a), (b) and (c) hereof, as applicable, are true and correct with the same force and effect as though expressly made at and as of Closing Time, (iii) each of the Fund and the Advisers, respectively, has complied with all agreements and satisfied all conditions on its part to be performed or satisfied pursuant to this Agreement at or prior to Closing Time, (iv) with respect to the certificates by an officer or Managing Director of the Investment Adviser and the Sub-Adviser only, there has been no material adverse change in the condition, financial or otherwise, or in the earnings, properties, business affairs or business prospects of the Investment Adviser and the Sub-Adviser, respectively, whether or not arising in the ordinary course of business, and (v) with respect to the Fund only, no order of suspension or revocation of registration pursuant to Section 8(e) of the 1940 Act has been issued and no proceedings for any such purpose have been instituted or are pending or, to the knowledge of such officer, are contemplated by the Commission.

(e) Independent Registered Public Accounting Firms’ Comfort Letter. At the time of the execution of this Agreement, the Underwriter shall have received from KPMG LLP a letter dated the date of this Agreement, in form and substance satisfactory to the Underwriter, containing statements and information of the type customarily included in independent registered public accounting firm’s “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus.

(f) Bring-down Comfort Letter. At Closing Time, the Underwriter shall have received from KPMG LLP a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (e) of this Section, except that the specified date referred to shall be a date not more than three business days prior to Closing Time.

(g) Maintenance of Ratings. The Fund shall have delivered and the Underwriter shall have received evidence satisfactory to the Underwriter that the Securities are rated ‘Aa3’ by Moody’s and ‘AA’ by Fitch as of the Closing Time, and there shall not have been received by the Fund or the Advisers any notice of any intended or potential downgrading, or of any review for a potential downgrading, in the rating accorded to the Securities by any Rating Agency.

(h) Asset Coverage Requirements. At the Closing Time, the Fund will furnish to the Underwriter a report showing compliance with the asset coverage requirements of the 1940 Act and the asset coverage requirements of the Securities (as calculated in accordance with the Statement and as described in the Prospectus) as of the Closing Time in form and substance satisfactory to the Underwriter. Such report shall be prepared on a pro forma basis assuming the receipt of the net proceeds from the sale of the Securities and the application of such net proceeds as set forth under “Use of Proceeds” in the prospectus supplement, dated November 21, 2016, included in the Prospectus.

(i) Redemption and Paying Agent Agreement. At or prior to the Closing Time, the Fund will execute and deliver the Redemption and Paying Agent Agreement, and the Redemption and Paying Agent Agreement will comply with all applicable provisions of the 1940 Act and the Advisers Act. Assuming due authorization, execution and delivery by the other party thereto, the Redemption and Paying Agent Agreement will constitute a valid and binding agreement of the Fund, enforceable in accordance with its terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws, whether statutory or decisional, relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing and except as rights to indemnification or contribution thereunder may be limited by federal or state securities laws or principles of public policy.

(j) Additional Documents. At Closing Time, counsel for the Underwriter shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Fund and the Advisers in connection with the organization and registration of the Fund under the 1940 Act and the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Underwriter and counsel for the Underwriter.

(k) Termination of Agreement. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Underwriter by notice to the Fund at any time at or prior to Closing Time and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7, 8, 11 and 12 shall survive any such termination and remain in full force and effect.

SECTION 6. Indemnification.

(a) Indemnification of Underwriter. The Fund and the Advisers, jointly and severally, agree to indemnify and hold harmless the Underwriter, the affiliates, directors, officers, employees and agents of the Underwriter, and each Person, if any, who controls the Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, as follows:

(i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact included in the Registration Statement, any Rule 462(b) Registration Statement, each preliminary prospectus, the Time of Sale Prospectus, any Additional Written Offering Communication prepared by or on behalf of, used by, or referred to by the Fund, any Rule 482 Statement, any road show or the Prospectus (or any amendment or supplement to any of the foregoing), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Fund; and

(iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by the Underwriter), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with the Underwriter Information.

(b) Indemnification of the Fund, the Advisers, Directors and Officers. The Underwriter agrees to indemnify and hold harmless the Fund and the Advisers, their respective directors and trustees, each of the Fund’s officers who signed the Registration Statement, and each Person, if any, who controls the Fund or the Advisers within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the

Registration Statement, each preliminary prospectus, the Time of Sale Prospectus, any Additional Written Offering Communication set forth in Schedule B hereto, road show or the Prospectus (or any amendment or supplement to any of the foregoing) in reliance upon and in conformity with the Underwriter Information.

(c) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by the Underwriter, and, in the case of parties indemnified pursuant to Section 6(b) above, counsel to the indemnified parties shall be selected by the Fund and the Advisers. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(ii) effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

SECTION 7. Contribution.

If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then, in lieu of indemnifying such indemnified party, each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Fund and the Advisers on the one hand and the Underwriter on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Fund and the Advisers on the one hand and of the Underwriter on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

The relative benefits received by the Fund and the Advisers on the one hand and the Underwriter on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Fund and the total discount received by the Underwriter (whether from the Fund or otherwise), in each case as set forth on the cover of the Prospectus.

The relative fault of the Fund and the Advisers on the one hand and the Underwriter on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Fund or the Advisers or by the Underwriter and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Fund, the Advisers and the Underwriter agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

Notwithstanding the provisions of this Section 7, the Underwriter shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that the Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

For purposes of this Section 7, affiliates, directors, officers, employees and agents of the Underwriter, and each Person, if any, who controls the Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Underwriter, and each trustee of the Fund, each director of the Investment

Adviser and each member of the Sub-Adviser respectively, each officer of the Fund who signed the Registration Statement, and each Person, if any, who controls the Fund or the Advisers, within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Fund and the Advisers, respectively.

SECTION 8. Representations, Warranties and Agreements to Survive Delivery.

All representations, warranties and covenants contained in this Agreement or in certificates of officers of the Fund, the Investment Adviser or the Sub-Adviser submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Underwriter or controlling person, or by or on behalf of the Fund or the Advisers, and shall survive delivery of the Securities to the Underwriter.

SECTION 9. Termination of Agreement.

(a) Termination; General. The Underwriter may terminate this Agreement, by notice to the Fund, at any time at or prior to Closing Time, (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Registration Statement, each preliminary prospectus, the Time of Sale Prospectus or Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, properties, business affairs or business prospects of the Fund or the Advisers, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak or escalation of hostilities or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Underwriter, impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading of any securities of the Fund has been suspended or materially limited by the Commission or any exchange or in any over-the-counter market, or if trading generally on the NYSE, the NYSE MKT or on the NASDAQ Global Market, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, FINRA or any other governmental authority, or a material disruption has occurred in commercial banking or securities settlement, payment or clearance services in the United States, or (iv) any moratorium on commercial banking activities shall have been declared by United States federal or New York State authorities.

(b) Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7, 8, 11 and 12 shall survive such termination and remain in full force and effect.

SECTION 10. Notices.

All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriter shall be directed to Morgan Stanley & Co. LLC, 1585 Broadway, New York, New York 10036, Attention: Investment Banking Division, with a copy to the Legal

Department; and notices to the Fund or the Advisers shall be directed to Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606 (Fax No.: (312) 917-7952), Attention: Kevin McCarthy, General Counsel.

SECTION 11. Parties.

This Agreement shall inure to the benefit of and be binding upon each of the Underwriter, the Fund, the Investment Adviser, the Sub-Adviser and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any Person, other than the Underwriter, the Fund, the Investment Adviser, the Sub-Adviser and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriter, the Fund, the Investment Adviser, the Sub-Adviser and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other Person. No purchaser of Securities from the Underwriter shall be deemed to be a successor by reason merely of such purchase.

SECTION 12. No Advisory or Fiduciary Relationship.

The Fund, the Investment Adviser and the Sub-Adviser each acknowledges and agrees that (i) the purchase and sale of the Securities pursuant to this Agreement, including the determination of the public offering price and dividend rate of the Securities and any related discounts and commissions, is an arm’s-length commercial transaction between the Fund, on the one hand, and the Underwriter, on the other hand, (ii) in connection with the offering contemplated hereby and the process leading to such transaction the Underwriter is and has been acting solely as a principal and is not the agent or fiduciary of the Fund or the Advisers or their shareholders, creditors, employees or any other party, (iii) the Underwriter has not assumed and will not assume an advisory or fiduciary responsibility in favor of the Fund or the Advisers with respect to the offering contemplated hereby or the process leading thereto, (irrespective of whether the Underwriter has advised or is currently advising the Fund or the Advisers on other matters) and the Underwriter has no obligation to the Fund or the Advisers with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement, (iv) the Underwriter and its affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Fund and the Advisers, and (v) the Underwriter has not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and the Fund and the Advisers have consulted their own legal, accounting, regulatory and tax advisors to the extent they deemed appropriate.

SECTION 13. GOVERNING LAW.

THIS AGREEMENT, EXCEPT FOR SECTION 15 HEREOF, WHICH SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE COMMONWEALTH OF MASSACHUSETTS, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

SECTION 14. Effect of Headings.

The Section headings herein are for convenience only and shall not affect the construction hereof.

SECTION 15. Disclaimer of Liability of Trustees and Beneficiaries.

A copy of the Declaration of Trust of the Fund is on file with the Secretary of the Commonwealth of Massachusetts, and notice hereby is given that this Agreement is executed on behalf of the Fund by an officer or trustee of the Fund in his or her capacity as an officer or trustee of the Fund and not individually and that the obligations of the Fund under or arising out of this Agreement are not binding upon any of the trustees, officers or shareholders individually but are binding only upon the assets and properties of the Fund.

SECTION 16. Partial Unenforceability.

If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.

SECTION 17. Counterparts.

This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by telecopier, facsimile or other electronic transmission (i.e., a “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart thereof.

SECTION 18. Entire Agreement.

This Agreement, together with any contemporaneous written agreements and any prior written agreements (to the extent not superseded by this Agreement) that relate to the offering of the Securities, represents the entire agreement between the Fund, the Investment Adviser, the Sub-Adviser and the Underwriter with respect to the preparation of the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus or the Prospectus, the conduct of the offering, and the purchase and sale of the Securities. This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Fund, the Investment Adviser, the Sub-Adviser and the Underwriter, or any of them, with respect to the subject matter hereof.

SECTION 19. Waiver of Jury Trial.

Each of the parties to this Agreement hereby irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

[Signatures on Following Pages]

If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriter, the Fund, the Investment Adviser and the Sub-Adviser in accordance with its terms.

Very truly yours,

NUVEEN FLOATING RATE INCOME FUND

By:
Name:
Title:

NUVEEN FUND ADVISORS, LLC

By:
Name:
Title:

SYMPHONY ASSET MANAGEMENT LLC

By:
Name:
Title:

[Signature page to Underwriting Agreement]

THE FOREGOING AGREEMENT IS HEREBY
CONFIRMED AND ACCEPTED,
as of the date first above written:

MORGAN STANLEY & CO. LLC

By:
Name:
Title:

[Signature page to Underwriting Agreement]

SCHEDULE A

1. The initial public offering price per share for the Securities, determined as provided in said Section 2, shall be $1,000.

2. The purchase price per share for the Securities to be paid by the Underwriter shall be $[        ], being an amount equal to the initial public offering price set forth above less $[        ] per share.

Sch A-1

SCHEDULE B

Permitted Communications

Time of Sale Prospectus

1. Preliminary Prospectus dated November 10, 2016.

2. The following orally confirmed pricing information: The number of Term Preferred Shares offered by the Fund is [                ], the initial public offering price of those shares is $1,000 per share, the initial dividend rate is 1.750% and the expected closing date is [            ], 2016.

Permitted Additional Written Offering Communications

None

Sch B-1

SCHEDULE C

Rule 482 Statement

Attached.

Sch C-1

Exhibit A

FORM OF OPINION OF FUND’S COUNSEL

TO BE DELIVERED PURSUANT TO

SECTION 5(b)

With respect to the Fund:

(i) The Fund has been formed and is validly existing under the Fund’s Declaration of Trust and the laws of the Commonwealth of Massachusetts as a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust” and is in good standing with the Secretary of the Commonwealth of Massachusetts.

(ii) The Fund has the power as a business trust under its Declaration to conduct its business as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus, and to enter into and perform its obligations under the Underwriting Agreement.

(iii) The Fund is duly qualified to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

(iv) The Fund does not have any subsidiaries.

(v) The Fund’s Declaration of Trust authorizes the issuance of an unlimited number of common and preferred shares of beneficial interests in the Fund, as described in the chart in the Registration Statement, the Time of Sale Prospectus and the Prospectus under the caption “The Fund”; and the description of the Common Shares contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus in the first three sentences under the caption “Description of Outstanding Shares and Debt - Common Shares,” conforms in all material respects as to legal matters to the terms of the Common Shares contained in the Fund’s Declaration.

(vi) The Securities to be purchased by the Underwriter from the Fund have been duly authorized for issuance and sale to the Underwriter pursuant to the Underwriting Agreement and, when issued and delivered by the Fund pursuant to the Underwriting Agreement against payment of the consideration set forth in the Underwriting Agreement, will be validly issued and fully paid and non-assessable except as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus.

(vii) To the best of our knowledge, no holder of shares of beneficial interest in the Fund has, as such holder, any preemptive right in respect of the Securities pursuant to the Fund’s Declaration of Trust or By-laws or under Massachusetts law, and, to the best of our knowledge, based solely on the Fact Certificate executed by an officer of the Fund (the “Fact Certificate”) and the representations, except as set forth in the Registration

Statement, the Time of Sale Prospectus and the Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership of beneficial interests in the Fund are outstanding.

(viii) The Underwriting Agreement has been duly authorized, executed and delivered by the Fund.

(ix) The Registration Statement has been declared effective under the 1933 Act; any required filing of the Preliminary Prospectus or the Prospectus pursuant to Rule 497(c) or Rule 497(h) has been made in the manner and within the time period required by Rule 497.

(x) To the best of our knowledge, based solely on (a) a review of the Commission’s website and (b) the Fact Certificate, no stop order suspending the effectiveness of the Registration Statement or any notice objecting to its use has been issued under the 1933 Act, no order of suspension or revocation of registration pursuant to Section 8(e) of the 1940 Act has been issued with respect to the Fund, and no proceedings for any such purpose have been instituted or are pending or threatened by the Commission.

(xi) The Registration Statement, Rule 462(b) Registration Statement and the Form N-8A each complied as to form in all material respects with the requirements of the 1933 Act and the 1940 Act, as applicable.

(xii) To the best of our knowledge, based solely upon (a) our internal procedures with respect to the Transaction Lawyers and (b) the Fact Certificate, there is not pending or threatened any action, suit, proceeding, inquiry or investigation, to which the Fund is a party, or to which the property of the Fund is subject, before or brought by any court or governmental agency or body, domestic or foreign, which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets of the Fund or the consummation of the transactions contemplated in the Underwriting Agreement or the performance by the Fund of its obligations thereunder, or which is required by the 1940 Act to be disclosed in the Registration Statement by reference to Item 12 of Form N-2, in each case that have not been described in the Registration Statement, which is not disclosed therein.

(xiii) The information in the Registration Statement, the Time of Sale Prospectus and the Prospectus under the captions “Description of Term Preferred Shares,” “Description of Outstanding Shares and Debt,” “Certain Provisions in the Declaration of Trust and By-Laws” and “Tax Matters,” to the extent that it constitutes a description of matters of law, summaries of legal matters, the Statement, the Fund’s Declaration, or legal proceedings or legal conclusions, is correct in all material respects.

(xiv) Each of the Fund Agreements and the Underwriting Agreement complies in all material respects with all applicable provisions of the 1940 Act and the Advisers Act.

(xv) The Fund is duly registered with the Commission under the 1940 Act as a closed-end, diversified management investment company and the Form N-8A has been duly filed with the Commission; and, to our knowledge, no order of suspension or revocation of such registration has been issued or proceedings therefor initiated or threatened by the Commission.

(xvi) All descriptions in the Registration Statement, the Time of Sale Prospectus and the Prospectus of contracts and other instruments to which the Fund is a party, to the extent such contracts or instruments are legal documents or refer to statements of law or legal conclusions, such descriptions are accurate in all material respects. To the best of our knowledge, based solely on (a) the Fact Certificate and (b) our internal procedures with respect to the Transaction Lawyers, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement, the Time of Sale Prospectus and the Prospectus or to be filed as exhibits to the Registration Statement other than those described or referred to therein or filed or incorporated by reference as exhibits thereto.

(xvii) To the best of our knowledge, there are no statutes or regulations that are required to be described in the Registration Statement, the Time of Sale Prospectus and the Prospectus that are not described as required.

(xviii) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency (other than under the 1933 Act, the 1934 Act and the 1940 Act, which have been made or obtained, or as may be required under the securities or blue sky laws of the various states, as to which we express no opinion) is necessary or required in connection with the due authorization, execution and delivery of the Underwriting Agreement or for the offering, issuance or sale of the Securities or the consummation of the transactions contemplated by the Underwriting Agreement.

(xix) The execution, delivery and performance of the Underwriting Agreement and the consummation of the transactions contemplated in the Underwriting Agreement and in the Registration Statement, the Time of Sale Prospectus and the Prospectus (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Prospectus under the caption “Use of Proceeds”), and compliance by the Fund with its obligations under the Underwriting Agreement, do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined in Section 1(a)(xii) of the Underwriting Agreement) under, or (except as disclosed in the Registration Statement) result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Fund pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, known to us, based solely on the Fact Certificate, to which the

Fund is a party or by which it is bound, or to which any of the property or assets of the Fund is subject, nor will such action result in any violation of the provisions of the Declaration or By-laws of the Fund, the Statement, or any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to us after reasonable inquiry, of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Fund or any of its properties, assets or operations.

(xx) The Fund Agreements have each been duly authorized by all requisite action on the part of the Fund, and duly executed and delivered by the Fund. Assuming due authorization, execution and delivery by the other parties thereto, each of the Fund Agreements constitutes a valid and binding agreement of the Fund, enforceable in accordance with its terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

(xxi) To the best of our knowledge, based solely on (a) our review of the Fund’s Declaration, By-laws, the Fund Agreements and the minutes of the Fund’s Board of Trustees and committees thereof, (b) our internal procedures with respect to the Transaction Lawyers, and (c) the Fact Certificate, no holders of securities of the Fund have rights granted by the Fund to the registration of such securities under the 1933 Act.

In addition, we have participated in the preparation of the Registration Statement, the Time of Sale Prospectus and the Prospectus, and participated in discussions with certain officers and employees of the Fund, the Investment Adviser, the Sub-Adviser, representatives of KPMG LLP, the independent registered public accounting firm who examined the statement of assets and liabilities and statement of operations of the Fund included or incorporated by reference in the Registration Statement, the Time of Sale Prospectus and the Prospectus, and you and your representatives, and we have reviewed certain Fund records and documents. While we have not independently verified and are not passing upon, and do not assume any responsibility for the accuracy, completeness or fairness of the information contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus, except to the extent necessary to enable us to give the opinions with respect to the Fund in paragraphs (v), (xiii) and (xvi) as set forth in our opinion addressed to you of even date herewith, on the basis of such participation and review, nothing has come to our attention that has caused us to believe that (a) on the date it became effective, the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (b) the Time of Sale Prospectus, as of the Time of Sale, included any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (c) the Prospectus as of its date and at the Closing Time included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case, other than the financial statements and supporting schedules including the notes and schedules thereto, and other financial and accounting data and information contained therein or omitted therefrom, as to which we express no opinion).

Exhibit B

FORM OF OPINION OF INVESTMENT ADVISER’S COUNSEL

TO BE DELIVERED PURSUANT TO

SECTION 5(b)

With respect to the Investment Adviser:

(i) The Investment Adviser is a limited liability company duly organized and validly existing in good standing under the laws of the State of Delaware.

(ii) The Investment Adviser has full limited liability company power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus and to enter into and perform its obligations under the Underwriting Agreement, the Investment Management Agreement and the Sub-Advisory Agreement.

(iii) The Investment Adviser is duly qualified as a foreign limited liability company to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a material adverse change in the condition, financial or otherwise, earnings, business affairs or business prospects of the Investment Adviser, materially and adversely affect the properties or assets of the Investment Adviser or materially impair or adversely affect the ability of the Investment Adviser to function as an investment adviser or perform its obligations under the Investment Management Agreement and the Sub-Advisory Agreement.

(iv) The Investment Adviser is duly registered with the Commission as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act or the 1940 Act from acting under the Investment Management Agreement or the Sub-Advisory Agreement, as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus.

(v) The Underwriting Agreement, the Investment Management Agreement and the Sub-Advisory Agreement have been duly authorized, executed and delivered by the Investment Adviser, and the Investment Management Agreement and the Sub-Advisory Agreement constitute valid and binding obligations of the Investment Adviser, enforceable in accordance with their terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

(vi) The Investment Management Agreement, the Sub-Advisory Agreement and the Underwriting Agreement comply in all material respects with all applicable provisions of the 1940 Act and the Advisers Act.

(vii) There is not pending or threatened any action, suit, proceeding, inquiry or investigation, to which the Investment Adviser is a party, or to which the property of the Investment Adviser is subject, before or brought by any court or governmental agency or body, domestic or foreign, which might reasonably be expected to result in any material adverse change in the condition, financial or otherwise, earnings, business affairs or business prospects of the Investment Adviser, materially and adversely affect the properties or assets of the Investment Adviser or materially impair or adversely affect the ability of the Investment Adviser to function as an investment adviser or perform its obligations under the Investment Management Agreement and the Sub-Advisory Agreement, or which would be required by the 1933 Act to be disclosed in the Registration Statement, the Time of Sale Prospectus or the Prospectus, which is not described as required.

(viii) There are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other agreements or instruments to which the Investment Adviser is a party that are required to be described or referred to in the Registration Statement, the Time of Sale Prospectus or the Prospectus or to be filed as exhibits to the Registration Statement other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, and the descriptions thereof or references thereto are correct in all material respects.

(ix) The Investment Adviser is not in violation of its Certificate of Formation, LLC Agreement or other organizational documents and no default by the Investment Adviser exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument that is described or referred to in the Registration Statement, the Time of Sale Prospectus or the Prospectus or filed or incorporated by reference as an exhibit to the Registration Statement.

(x) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign (other than under the 1933 Act, the 1940 Act and the Advisers Act, which have been made or obtained, or as may be required under the securities or blue sky laws of the various states, as to which I express no opinion) is necessary or required in connection with the due authorization, execution and delivery of the Underwriting Agreement or for the offering, issuance or sale of the Securities or the consummation of the transactions contemplated by the Underwriting Agreement, the Investment Management Agreement or the Sub-Advisory Agreement.

(xi) The execution, delivery and performance of the Underwriting Agreement, the Investment Management Agreement and the Sub-Advisory Agreement, and the consummation of the transactions contemplated in the Underwriting Agreement, the Investment Management Agreement, the Sub-Advisory Agreement and in the Registration Statement (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Prospectus under the caption “Use of Proceeds”) and compliance by the Investment Adviser with its obligations under the Underwriting Agreement, the Investment Management Agreement and the Sub-Advisory Agreement do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined in Section 1(a)(xii) of the Underwriting Agreement) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Investment Adviser pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, known to me after reasonable inquiry, to which the Investment Adviser is a party or by which it may be bound, or to which any of the property or assets of the Investment Adviser is subject, nor will such action result in any violation of the provisions of the Certificate of Formation or LLC Agreement of the Investment Adviser, or any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to me after reasonable inquiry, of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Investment Adviser or any of its properties, assets or operations.

(xii) The description of the Investment Adviser and its business in the Registration Statement, the Time of Sale Prospectus and the Prospectus complies in all material respects with the provisions of the 1933 Act and the 1940 Act.

(xiii) The Fund is not in violation of its Declaration of Trust or Amended and Restated By-laws and, to the best of my knowledge, no default by the Fund exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument that is described or referred to in the Registration Statement, the Time of Sale Prospectus and the Prospectus or filed or incorporated by reference as an exhibit to the Registration Statement.

In addition, I have participated in the preparation of the Registration Statement, the Time of Sale Prospectus and the Prospectus, and participated in discussions with certain officers, and employees of the Fund and the Advisers, and you and your representatives, and I have reviewed certain records and documents of the Investment Adviser. While I have not independently verified and am not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the information contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus, on the basis of such participation and review, nothing has come to my attention that has caused me to believe that (a) the Registration Statement, at the time it became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (b) the Time of Sale Prospectus, as of the Time of Sale, included any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (c) the Prospectus as of its date and at the Closing Time included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case, other than the financial statements and supporting schedules including the notes and schedules thereto, and other financial and accounting data and information contained therein, or omitted therefrom, as to which I express no opinion).

Exhibit C

FORM OF OPINION OF SUB-ADVISER’S COUNSEL

TO BE DELIVERED PURSUANT TO

SECTION 5(b)

With respect to the Sub-Adviser:

(i) The Sub-Adviser is a limited liability company duly organized and validly existing in good standing under the laws of the State of California.

(ii) The Sub-Adviser has full limited liability company power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus and to enter into and perform its obligations under the Underwriting Agreement and the Sub-Advisory Agreement.

(iii) The Sub-Adviser is duly qualified as a foreign limited liability company to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a material adverse change in the condition, financial or otherwise, earnings, business affairs or business prospects of the Sub-Adviser, materially and adversely affect the properties or assets of the Sub-Adviser or materially impair or adversely affect the ability of the Sub-Adviser to function as an investment adviser or perform its obligations under the Sub-Advisory Agreement.

(iv) The Sub-Adviser is duly registered with the Commission as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act or the 1940 Act from acting under the Sub-Advisory Agreement, as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus.

(v) The Underwriting Agreement and the Sub-Advisory Agreement have been duly authorized, executed and delivered by the Sub-Adviser, and the Sub-Advisory Agreement constitutes a valid and binding obligation of the Sub-Adviser, enforceable in accordance with its terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

(vi) The Sub-Advisory Agreement and the Underwriting Agreement comply in all material respects with all applicable provisions of the 1940 Act and the Advisers Act.

(vii) There is not pending or threatened any action, suit, proceeding, inquiry or investigation, to which the Sub-Adviser is a party, or to which the property of the Sub-Adviser is subject, before or brought by any court or governmental agency or body, domestic or foreign, which might reasonably be expected to result in any material adverse change in the condition, financial or otherwise, earnings, business affairs or business prospects of the Sub-Adviser, materially and adversely affect the properties or assets of the Sub-Adviser or materially impair or adversely affect the ability of the Sub-Adviser to function as an investment adviser or perform its obligations under the Sub-Advisory Agreement, or which is required to be disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, which is not described as required.

(viii) There are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other agreements or instruments to which the Sub-Adviser is a party that are required to be described or referred to in the Registration Statement, the Time of Sale Prospectus or the Prospectus or to be filed as exhibits to the Registration Statement other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, and the descriptions thereof or references thereto are correct in all material respects.

(ix) The Sub-Adviser is not in violation of its Certificate of Formation, LLC Agreement or other organizational documents and no default by the Sub-Adviser exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument that is described or referred to in the Registration Statement, the Time of Sale Prospectus or the Prospectus or filed or incorporated by reference as an exhibit to the Registration Statement.

(x) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign (other than under the 1933 Act, the 1940 Act and the Advisers Act, which have been made or obtained, or as may be required under the securities or blue sky laws of the various states, as to which I express no opinion) is necessary or required in connection with the due authorization, execution and delivery of the Underwriting Agreement or for the offering, issuance or sale of the Securities or the consummation of the transactions contemplated by the Underwriting Agreement or the Sub-Advisory Agreement.

(xi) The execution, delivery and performance of the Underwriting Agreement and the Sub-Advisory Agreement, and the consummation of the transactions contemplated in the Underwriting Agreement, the Sub-Advisory Agreement and in the Registration Statement (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Prospectus under the caption “Use of Proceeds”) and compliance by the Sub-Adviser with its obligations under the Underwriting Agreement and the Sub-Advisory Agreement do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined in Section 1(a)(xii) of the Underwriting Agreement) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Sub-Adviser pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, known to me after reasonable inquiry, to which the Sub-Adviser is a party or by which it may be bound, or to which any of the property or assets of the Sub-Adviser is subject, nor will such action result in any violation of the provisions of the Certificate of Formation or LLC Agreement of the Sub-Adviser, or any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to me after reasonable inquiry, of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Sub-Adviser or any of its properties, assets or operations.

(xii) The description of the Sub-Adviser and its business in the Registration Statement, the Time of Sale Prospectus and the Prospectus complies in all material respects with the provisions of the 1933 Act and the 1940 Act.

In addition, I have participated in the preparation of the Registration Statement, the Time of Sale Prospectus and the Prospectus, and participated in discussions with certain officers, and employees of the Fund and the Advisers, and you and your representatives, and I have reviewed certain records and documents of the Sub-Adviser. While I have not independently verified and am not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the information contained in the Registration Statement, the Time of Sale Prospectus or the Prospectus, on the basis of such participation and review, nothing has come to my attention that has caused me to believe that (a) the Registration Statement, at the time it became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (b) the Time of Sale Prospectus, as of the Time of Sale, included any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (c) the Prospectus as of its date and at the Closing Time included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case, other than the financial statements and supporting schedules including the notes and schedules thereto, and other financial and accounting data and information contained therein, or omitted therefrom, as to which I express no opinion).

Exhibit D

FORM OF OPINION OF FUND’S MASSACHUSETTS COUNSEL

TO BE DELIVERED PURSUANT TO

SECTION 5(b)

With respect to the Fund:

(i) The Fund has been formed and is validly existing under the Fund’s Declaration of Trust and the laws of the Commonwealth of Massachusetts as a voluntary association with transferable shares of beneficial interest, commonly referred to as a “Massachusetts business trust” and is in good standing with the Secretary of the Commonwealth of Massachusetts.

(ii) The Fund has the power as a business trust under its Declaration of Trust to conduct its business as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus, and to enter into and perform its obligations under the Underwriting Agreement.

(iii) The Fund’s Declaration of Trust authorizes the issuance of an unlimited number of common and preferred shares of beneficial interests in the Fund, as described under “Amount Authorized” in the chart in the Registration Statement, the Time of Sale Prospectus and the Prospectus under the caption “The Fund”; the description of the Common Shares contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus in the first three sentences under the caption “DESCRIPTION OF OUTSTANDING SHARES AND DEBT – Common Shares,” conforms in all material respects as to legal matters to the terms of the Common Shares contained in the Fund’s Declaration of Trust.

(iv) The Securities to be purchased by the Underwriter from the Fund have been duly authorized for issuance and sale to the Underwriter pursuant to the Underwriting Agreement and, when issued and delivered by the Fund pursuant to the Underwriting Agreement against payment of the consideration set forth in the Underwriting Agreement, will be validly issued and fully paid and non-assessable except that, as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus, shareholders of a Massachusetts business trust may under certain circumstances be held liable for its obligations.

(v) As far as we know, no holder of shares of beneficial interest in the Fund has, as such holder, any preemptive right in respect of the Securities pursuant to the Fund’s Declaration of Trust or by-laws or under Massachusetts law.

(vi) The Underwriting Agreement has been duly authorized, executed and delivered by the Fund.

D-1

(vii) The statements in the first three sentences of the first paragraph and the statements in the second paragraph, except for the fourth to last and third to last sentences of that paragraph, under the caption “CERTAIN PROVISIONS IN THE DECLARATION OF TRUST AND BY-LAWS” in the Registration Statement, the Time of Sale Prospectus and the Prospectus, to the extent that they constitute descriptions of Massachusetts law or summaries of the Fund’s Declaration of Trust and By-Laws, are in summary form accurate in all material respects;

(viii) The execution, delivery and performance of the Underwriting Agreement and the consummation of the transactions contemplated in the Underwriting Agreement including the issuance and sale of the Securities, and the use of proceeds from the sale of the Securities as set forth in Section 3(i) “Use of Proceeds” in the Underwriting Agreement, do not constitute a violation, or an event which, with the giving of notice or the passage of time or both, would constitute a violation, of the provisions of the Declaration of Trust, the Statement or By-Laws of the Fund, or any Massachusetts law, statute, rule, regulation applicable to Massachusetts business trusts (except with respect to any Massachusetts securities law, rule or regulation, about which we express no opinion) or any judgment, order writ or decree, known to us, of the government or an instrumentality of the government of the Commonwealth of Massachusetts or Massachusetts court having jurisdiction over the Fund.

(ix) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any Massachusetts court or governmental authority or agency (except (a) such as may have been made or obtained on or prior to the date hereof, including the filing of the Statement with the Secretary of the Commonwealth of Massachusetts, and (b) with respect to any Massachusetts securities law, rule or regulation, about which we express no opinion) is necessary or required in connection with the due authorization, execution and delivery of the Underwriting Agreement or for the offering, issuance or sale of the Securities or the consummation of the transactions contemplated by the Underwriting Agreement.

(x) The Management Agreement, the Custodian Agreement and the Transfer Agency and Service Agreement (collectively, the “Fund Agreements”) have each been duly authorized by all requisite action of the Fund as a Massachusetts business trust and have been duly executed and delivered by the Fund. Each of the Custodian Agreement and the Transfer Agency and Service Agreement constitutes the valid and binding agreement of the Fund, enforceable in accordance with its terms.

D-2

Exhibit E

STATEMENT ESTABLISHING AND FIXING THE RIGHTS AND PREFERENCES

OF TERM PREFERRED SHARES

E-1